UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2010

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
-----------	-----------------------------------	--------------------

1-5324	NORTHEAST UTILITIES	04-2147929
---------------------------------------
(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
---------------------------------------
(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE	02-0181050
---------------------------------------
(a New Hampshire corporation)
Energy Park
780 North Commercial Street
Manchester, New Hampshire 03101-1134
Telephone: (603) 669-4000

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY	04-1961130
--------------------------------------
(a Massachusetts corporation)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

--------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Business and Operatons

Item 1.01. Entry into a Material Definitive Agreement.

On September 24, 2010, (A) Northeast Utilities (“NU”) entered into a three-year unsecured revolving credit agreement by and among NU, the Banks named therein, Union Bank, N.A. as Administrative Agent and Barclays Bank PLC, Citibank, N.A., JPMorgan Chase Bank, N.A. and Union Bank, N.A. as Fronting Banks (the “NU Credit Facility”); and (B) The Connecticut Light and Power Company (“CL&P”), Public Service Company of New Hampshire (“PSNH”), Western Massachusetts Electric Company (“WMECO”) and Yankee Gas Services Company (“Yankee Gas” and, collectively with CL&P, PSNH and WMECO, the “Operating Companies”), each a subsidiary of NU, entered into a joint three-year unsecured revolving credit agreement with the Banks named therein and Citibank, N.A. as Administrative Agent (the “Operating Company Credit Facility” and, together with the NU Credit Facility, the “Credit Facilities”).

The Credit Facilities are revolving credit facilities providing for revolving loans not exceeding an aggregate of $500 million, in the case of NU, and $400 million, in the case of the Operating Companies, at any one time.  In addition, the NU Credit Facility provides for standby letters of credit in an amount up to an aggregate of $500 million subject to the aggregate credit facility limit of $500 million. The Credit Facilities each expire on September 24, 2013 and provide for up to two one-year extensions.

The Credit Facilities contain representations and warranties, and affirmative, negative and financial covenants customary for such facilities, including restrictions on the incurrence of liens, dispositions of assets, consolidations and mergers, and customary events of default provisions.

Item 1.02. Termination of a Material Definitive Agreement.

Effective September 24, 2010, (A) NU terminated its five-year Amended and Restated Credit Agreement, dated as of December 9, 2005, by and among NU, the Lenders party thereto, Union Bank of California, N.A. (now known as Union Bank, N.A.) as Administrative Agent, and Barclays Bank PLC, JPMorgan Chase Bank, N.A. and Union Bank of California, N.A., and (B) CL&P, PSNH, WMECO and Yankee Gas terminated their joint five-year Amended and Restated Credit Agreement, dated as of December 9, 2005, by and among CL&P, PSNH, WMECO and Yankee Gas, the banks named therein and Citicorp, USA, Inc., as Administrative Agent. NU and the Operating Companies terminated these credit agreements because each such agreement has been replaced with new three-year credit agreements, dated as of September 24, 2010, as discussed under Item 1.01 above.

Section 2 Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed under Item 1.01 above, on September 24, 2010, (A) NU entered into a three-year credit agreement for borrowings up to $500 million, and (B) the Operating Companies entered into a joint three-year credit agreement for borrowings up to an aggregate of $400 million.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
By: /s/ Randy A. Shoop Name: Randy A. Shoop Title: Vice President Treasurer

Date:  September 27, 2010